SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In November 2018, we paid a distribution of $0.4042 per common unit in respect of the quarter ended September 30, 2018, to unitholders of record as of November 7, 2018 amounting to $28.8 million in the aggregate. We also paid a cash distribution of $0.546875 per Series A Preferred Unit in respect of the period from August 15, 2018 through November 14, 2018  to unitholders of record as of November 8, 2018, amounting to $3.0 million in the aggregate.

In November 2018, we obtained a waiver of the requirement for the reduction of $50 million in availability under our $800 million revolving credit facility. We also drew down $50.0 million of the $75.0 million available under this facility.